Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [Abstract]
Subsequent events	Subsequent events
Acquisitions
(i)    Banco Modal S.A
On January 6, 2022, the Group entered into a binding agreement to acquire up to 100% of the total share of Banco Modal which will be paid with up to 19.5 million newly issued XP Inc. Class A shares or Brazilian Depository Receipts (BDR), implying a premium of 35% over Banco Modal’s last thirty days average price. The companies share the common goal of exceeding clients’ expectations and democratizing access to high quality and low-cost financial products and services. The acquisition is expected to deliver solid and sustainable accretion to the shareholders of both companies. The acquisition is pending approval of the Brazilian Central Bank (BACEN) and Administrative Council for Economic Defense (CADE).
(ii)    Minority stake acquisitions
a)    Suno Controle S.A.
On January 3, 2022, the Group agreed to acquire a stake of 40% of the total capital of Suno Controle S.A. (“Suno”). The Company produces free financial content including analyses, news, books, courses, among others, and also distributes paid content through a digital ecosystem, offering personal financial data consolidation, investment recommendations, and advisory. The transaction allows XP and Suno to offer their customers a differentiated financial content experience with the guidance of one of the most influential digital authorities regarding finance in Brazil, and accelerate the growth of Suno Asset.
b)    Estratégia & Timing
On January 4, 2022, the Group acquired a minority stake of 45% of the total capital of Estratégia & Timing Análises e Educação Financeira S.A. (“Estratégia & Timing”). The Company's main activity is advisory, consulting, guidance and educational operational assistance in the financial area for business and investment management.
c)    Etrnity
On January 19, 2022, the Group acquired a stake of 20% of the total capital of Etrnity Holding S.A. (“Etrnity”). the Company is a holding company used as an exclusive vehicle to participate, directly or indirectly, in companies that act or will act in the financial and capital markets. The transaction allows XP to intensify its services in the financial market.
d)    AZ Quest
On January 19, 2022, the Group acquired a stake of 5% of the total capital of AZ Quest S.A. (“AZ Quest”). The Company is one of the largest and most traditional independent asset management companies in Brazil, it has a diversified product platform that includes equity, macro, private credit and arbitrage strategies. The acquisition is part of XP's strategy to develop the most complete ecosystem of managers and distributors in Brazil.
(iii)    Ukraine conflicts
In February 2022 the invasion of Ukraine by Russia generated international sanctions taken by the United States and North Atlantic Treaty Organization (“NATO”) that have a impact on regional and global economies. Such events could have an adverse effect on Company’s business and financial performance, through increased worldwide inflation, increased costs of compliance, higher volatility in foreign currency exchange rates and increases in expected credit losses from our clients that sell goods to Russia counterparties. The impact is compounded by the decision of some global companies to limit or cease operations in Russia. We do not expect a material impact to our consolidated results if the situation escalates.